Income Taxes - Provision (Benefit) for Income Tax Attributable to Income (Loss) from Continuing Operations before Income Taxes (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Current:
Federal	$ (109,565)	$ 21,773	$ 1,457
State	5,339	1,646	122
Total current taxes	(104,226)	23,419	1,579
Deferred:
Federal	147,797	(107,651)	33,446
State	196	(1,929)	3,885
Total deferred taxes	147,993	(109,580)	37,331
Total income tax expense (benefit)	$ 43,767	$ (86,161)	$ 38,910